UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

STARFIGHTERS SPACE, INC.

(Name of Registrant as Specified in Its Charter)

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☐ Fee paid previously with preliminary materials

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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Your **Vote** Counts!

STARFIGHTERS SPACE, INC.

2026 Annual Meeting
Vote by December 16, 2026
11:59 PM ET

STARFIGHTERS SPACE

STARFIGHTERS SPACE, INC.
505 ODYSSEY WAY, SUITE 101
KENNEDY SPACE CENTER, FLORIDA 32953
USA

T04885-P58799

You invested in STARFIGHTERS SPACE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 17, 2026.**

Get informed before you vote

View the Notice and Proxy Statement, and Annual Report to Security Holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 17, 2026
10:00 a.m. (Pacific Time)

Suite 1500, 1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7, Canada

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect the following as directors:	
	Nominees:	
1a.	Tim Franta	For
1b.	Sean Bromley	For
1c.	Brian Goldmeier	For
1d.	Geoffrey P. Hickman	For
2.	To ratify the appointment of CBIZ CPAs P.C., as the Company's independent registered public accounting firm.	For
3.	To approve the Company's new 2026 Stock Incentive Plan, as more particularly described in the Schedule 14A - Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T04886-P58799